                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 6, 2003


                          MINORPLANET SYSTEMS USA, INC.
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                   0-26140              51-0352879
-------------------------------       ----------------    ----------------------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation or Organization)            Number)         Identification Number)


               1155 Kas Drive, Suite 100, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On October 7, 2003, Minorplanet Systems USA, Inc. (the "Company") announced that Minorplanet Systems PLC ("MPUK") transferred 42.1 percent (approximately 20.4 million shares) of the Company's outstanding common shares to Erin Mills Investment Corporation ("Erin Mills"), ending MPUK's majority ownership of the Company effective October 6, 2003. Following the share transfer, Erin Mills now holds 46 percent (approximately 22.2 million shares) of the Company's outstanding common stock, while MPUK retains 19.9 percent (approximately 9.6 million shares) of the outstanding common stock.

         In connection with the MPUK share transfer to Erin Mills, the Company also obtained the option to repurchase from Erin Mills up to 19.4 million shares of the Company's common stock for $0.01 for every 1,000 shares, pursuant to that certain Stock Repurchase Option Agreement between the Company and Erin Mills dated August 15, 2003. Gerry Quinn, the president of Erin Mills, currently serves on the Company's board of directors. The Stock Repurchase Option Agreement is attached as Exhibit 99.2 to the Company's Form 8-K filed with the SEC on August 27, 2003.

         In addition the Company also closed the following transactions with
MPUK:

         o MPUK irrevocably waived certain approval rights, including the right to appoint members to the Company's board of directors, as are currently provided for in that certain Stock Purchase and Exchange Agreement dated February 14, 2001 and the Company's bylaws;

         o MPUK waived $1.8 million of accrued executive consulting fees that it had previously billed to the Company.

         o The exclusive License and Distribution Agreement, which grants to the Company's United Kingdom-based subsidiary a 99-year, royalty-free, exclusive right and license to market, sell and commercially exploit the Vehicle Management Information(TM) (VMI(TM)) technology in the United States, Canada and Mexico, was amended to grant MPUK, or its designee, the right to market and sell the VMI technology, on a non-exclusive basis, in the Northeast region of the United States. The Company retained the right to market and sell the VMI technology under the Minorplanet name and logo in this Northeast region.

         o MPUK obtained anti-dilution rights from the Company, under which it has the right to subscribe for and to purchase at the same price per share as the offering or private sale, that number of shares necessary to maintain the lesser of (i) the percentage holdings of the Company's stock on the date of subscription or (ii) 19.9 percent of the Company's issued and outstanding common stock.

         A copy of the press release, dated October 7, 2003, announcing the closing of these transactions, is attached hereto as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.  The following exhibits are filed with this document:

EXHIBIT NO.       DESCRIPTION

99.1 Binding Letter Agreement by and among Minorplanet Systems USA, Inc., Minorplanet Systems, PLC and Minorplanet Limited, dated August 15, 2003 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.2 Stock Repurchase Option Agreement by and between Minorplanet Systems USA, Inc. and The Erin Mills Investment Corporation, dated as of August 15, 2003 (incorporated by reference to Exhibit 99.2 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.3 Press Release dated October 7, 2003 announcing the closing of the transactions.

99.4 Irrevocable Waiver and Consent to Amendment to Bylaws of certain rights executed by Minorplanet Systems PLC, dated October 6, 2003 (incorporated by reference to Exhibit B to
                  Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.5 Anti-Dilution Agreement by and between Minorplanet Systems USA, Inc. and Minorplanet Systems PLC, dated October 6, 2003 (incorporated by reference to Exhibit E to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.6 Variation Agreement to Exclusive License and Distribution Agreement by and between Minorplanet Limited, as Licensor, and Minorplanet Systems USA Limited, as Licensee, dated October 6, 2003 (incorporated by reference to Exhibit A to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27,
                  2003).

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MINORPLANET SYSTEMS USA, Inc.



                                            /s/ W. Michael Smith
                                            ------------------------------------
                                                W. Michael Smith
                                                Chief Operating Officer

Date: October 9, 2003

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Binding Letter Agreement by and among Minorplanet Systems USA,
                  Inc., Minorplanet Systems, PLC and Minorplanet Limited, dated
                  August 15, 2003 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.2              Stock Repurchase Option Agreement by and between Minorplanet
                  Systems USA, Inc. and The Erin Mills Investment Corporation, dated as of August 15, 2003 (incorporated by reference to Exhibit 99.2 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.3 Press Release dated October 7, 2003 announcing the closing of the transactions.

99.4 Irrevocable Waiver and Consent to Amendment to Bylaws of certain rights executed by Minorplanet Systems PLC, dated
                  October 6, 2003 (incorporated by reference to Exhibit B to
                  Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.5              Anti-Dilution Agreement by and between Minorplanet Systems
                  USA, Inc. and Minorplanet Systems PLC, dated October 6, 2003
                  (incorporated by reference to Exhibit E to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27, 2003).

99.6              Variation Agreement to Exclusive License and Distribution
                  Agreement by and between Minorplanet Limited, as Licensor, and Minorplanet Systems USA Limited, as Licensee, dated October 6,
                  2003 (incorporated by reference to Exhibit A to Exhibit 99.1 to the Company's Form 8-K filed with the SEC on August 27,
                  2003).
